                                                                  EXHIBIT 23.1





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File NO. 333-26575.



                                                     ARTHUR ANDERSEN LLP



Los Angeles, California
March 27, 1998